UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 12, 2010

La Jolla Pharmaceutical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4365 Executive Drive, Suite 300, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2010, La Jolla Pharmaceutical Company (the “Company”) held a combined 2010 and 2009 annual meeting of stockholders (the “Annual Meeting”), at which meeting the stockholders approved and adopted (a) the Company’s 2010 Equity Incentive Plan (“Equity Plan”) and (b) an amendment to the Company’s 1995 Employee Stock Purchase Plan (“ESPP”) to extend the term thereof and to increase the number of shares of Common Stock authorized for issuance thereunder from 850,000 to 4,850,000. The adoption of the Equity Plan and the amendment of the ESPP were previously approved by the Company’s Board of Directors.

A copy of each of the Equity Plan and the ESPP were included as Appendix C and Appendix D, respectively, to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 25, 2010 in connection with the solicitation of proxies for the Annual Meeting. The Company refers you to each of Appendix C and Appendix D for a summary of the Equity Plan and the ESPP, respectively, which terms are hereby incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Also at the Annual Meeting held on August 12, 2010, the Company’s stockholders voted on the following proposals: (i) elect (A) one Class I director to serve until the Company’s 2012 Annual Meeting of Stockholders; and (B) one Class II director to serve until the Company’s 2013 Annual Meeting of Stockholders; (ii) approve up to two amendments to the Company’s Restated Certificate of Incorporation to implement up to two reverse stock splits, each within a range from 2-for-1 to 100-for-1, with the exact ratio(s) of the reverse stock split(s) to be determined by the Board of Directors of the Company; (iii) approve an amendment to the Company’s Restated Certificate of Incorporation to (A) increase the number of shares of Common Stock authorized for issuance thereunder from 225,000,000 to 6,000,000,000 and (B) decrease the par value of the capital stock of the Company from $0.01 to $0.0001; (iv) approve an amendment to each of the Company’s (A) Restated Certificate of Incorporation and (B) Amended and Restated Bylaws to reduce the permitted size of the Board of Directors to a range of three to nine directors; (v) approve and adopt the Company’s 2010 Equity Incentive Plan; (vi) approve and adopt an amendment to the Company’s 1995 Employee Stock Purchase Plan to extend the term thereof and to increase the number of shares of Common Stock authorized for issuance thereunder from 850,000 to 4,850,000; and (vii) ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The number of shares of common stock entitled to vote at the Annual Meeting was 94,693,083.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 60,109,352.  All matters submitted to a vote of our stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i)(A) Election of one Class I Director.

Director Nominee
Deirdre Y. Gillespie, M.D.

Votes For
30,933,124

Votes Withheld
375,914

(i)(B)  Election of one Class II Director.

Director Nominee
Stephen M. Martin

Votes For
30,920,330

Votes Withheld
388,708

There were 28,797,340 broker non-votes regarding the election of directors. The terms of the other Class II directors, Craig R. Smith, M.D. and Frank E. Young, M.D., Ph.D., expired at the Annual Meeting. As a result, Drs. Smith and Young are no longer serving as directors as of the time of the Annual Meeting. Because Dr. Smith served as Chairman of the Board of Directors, the Board of Directors has determined that Robert A. Fildes, Ph.D. will now serve as Chairman of the Board of Directors.

(ii)           Approval of up to two amendments to the Company’s Restated Certificate of Incorporation to implement up to two reverse stock splits.

Stockholders approved up to two amendments to the Company’s Restated Certificate of Incorporation to implement up to two reverse stock splits, each within a range from 2-for-1 to 100-for-1, with the exact ratio(s) of the reverse stock split(s) to be determined by the Board of Directors of the Company.

The results of the voting on this proposal were: 58,522,062 votes for, 1,550,822 votes against, and 33,494 votes abstained. There were no broker non-votes regarding this proposal.

(iii)(A) Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance thereunder.

Stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance thereunder from 225,000,000 to 6,000,000,000.

The results of the voting on this proposal were: 58,402,872 votes for, 1,647,906 votes against, and 55,600 votes abstained. There were no broker non-votes regarding this proposal.

(iii)(B) Approval of an amendment to the Company’s Restated Certificate of Incorporation to decrease the par value of the capital stock of the Company.

Stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to decrease the par value of the capital stock of the Company from $0.01 to $0.0001.

The results of the voting on this proposal were: 58,454,861 votes for, 1,572,657 votes against, and 78,860 votes abstained. There were no broker non-votes regarding this proposal.

(iv)(A) Approval of an amendment to the Company’s Restated Certificate of Incorporation to reduce the permitted size of the Board of Directors.

Stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to reduce the permitted size of the Board of Directors to a range of three to nine directors.

The results of the voting on this proposal were: 58,873,380 votes for, 1,148,443 votes against, and 84,555 votes abstained. There were no broker non-votes regarding this proposal.

(iv)(B) Approval of an amendment to the Company’s Amended and Restated Bylaws to reduce the permitted size of the Board of Directors.

Stockholders approved an amendment to the Company’s Amended and Restated Bylaws to reduce the permitted size of the Board of Directors to a range of three to nine directors.

The results of the voting on this proposal were: 59,112,192 votes for, 923,060 votes against, and 71,126 votes abstained. There were no broker non-votes regarding this proposal.

(v) Approval and adoption of the Company’s 2010 Equity Incentive Plan.

Stockholders approved and adopted the Company’s 2010 Equity Incentive Plan.

The results of the voting on this proposal were: 30,712,710 votes for, 536,998 votes against, and 59,330 votes abstained. There were 28,797,340 broker non-votes regarding this proposal.

(vi) Approval and adoption of an amendment to the Company’s 1995 Employee Stock Purchase Plan.

Stockholders approved and adopted an amendment to the Company’s 1995 Employee Stock Purchase Plan to extend the term thereof and to increase the number of shares of Common Stock authorized for issuance thereunder from 850,000 to 4,850,000.

The results of the voting on this proposal were: 30,462,045 votes for, 792,567 votes against, and 54,426 votes abstained. There were 28,797,340 broker non-votes regarding this proposal.

(vii) Ratification of Auditors:

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The results of the voting on this proposal were: 59,847,927 votes for, 239,348 votes against, and 19,103 votes abstained. There were no broker non-votes regarding this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

August 17, 2010	By:	/s/ Gail A. Sloan

Name: Gail A. Sloan
Title: Chief Financial Officer